SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2000 (February 4,
2000)

                               DRUGMAX.COM, INC.,
                formerly known as Nutriceuticals.com Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       0-24362                 34-1755390
-------------------------------      ------------           -------------------
(State or other jurisdiction of      (File Number)             (IRS Employer
       incorporation)                                       Identification No.)

                           12505 Starkey Road, Suite A
                              Largo, Florida 33773
                    ----------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (727) 533-0431


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On February 4, 2000, the Company engaged Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended March 31, 2000, replacing the firm of Kirkland, Russ, Murphy & Tapp, CPAs, which served as the Company's independent auditors for the fiscal year ended March 31, 1999. The change was approved by the Company's audit committee. The reason for the change to a global firm was to better position the Company for access to the public capital markets.

         The reports of Kirkland, Russ, Murphy & Tapp, CPAs for each of the two fiscal years ended March 31, 1999 and March 31, 1998 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company believes there were no disagreements with Kirkland, Russ, Murphy & Tapp, CPAs within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended March 31, 1999 and 1998 or for any subsequent interim period, which disagreements if not resolved to their satisfaction would have caused Kirkland, Russ, Murphy & Tapp, CPAs to make reference to the subject matter of the disagreements in connection with its reports.

         During the two most recent fiscal years and through present, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) of the type required to be


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disclosed by that section. The Company has not consulted with Deloitte & Touche
LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

         A letter of Kirkland, Russ, Murphy & Tapp, CPAs addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

16 Letter of Kirkland, Russ, Murphy & Tapp, CPAs to the Securities and Exchange Commission included herein pursuant to the requirements of
         Item 304(a)(3) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                DRUGMAX.COM, INC.


February 8, 2000                By: /s/ STEPHEN M. WATTERS
                                -----------------------------
                                Stephen M. Watters, President

                                  EXHIBIT INDEX

EXHIBIT
  NO.            DESCRIPTION
  --             -------------
  16             Letter of Kirkland, Russ, Murphy & Tapp, CPAs to the Securities
                 and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.